Exhibit 99.6

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on [—], 2014.

Vote by Internet
• Go to www.envisionreports.com/TXI
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A	Proposals — The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

		For	Against	Abstain			For	Against	Abstain

1.	Adoption of the Agreement and Plan of Merger, dated as of January 27, 2014, by and among TXI, Martin Marietta Materials, Inc. and Project Holdings, Inc.	☐	☐	☐	2.	Approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the Agreement and Plan of Merger.	☐	☐	☐

3.	Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the named executive officers of TXI in connection with the merger.	☐	☐	☐	NOTE: Any other matters that may properly come before the meeting or any adjournment(s) thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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01UJ1B

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice & Proxy Statement and Proxy Card are available at www.[—].com.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — TEXAS INDUSTRIES, INC.

Special Meeting of Stockholders – [—], 2014 [TIME]

This Proxy is Solicited by the Board of Directors

Appointment of Proxies: The undersigned hereby appoints Mel G. Brekhus and Thomas R. Ransdell, or any one more of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side all the shares of the common stock of Texas Industries, Inc. held of record by the undersigned on [—], at the special meeting of shareholders to be held on [—], 2014, and any adjournment or postponement thereof.

THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY COMPLETED AND RETURNED BY YOU, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES. IF YOU SIGN, DATE AND RETURN A PROXY/VOTING INSTRUCTION CARD BUT DO NOT CHECK ANY BOXES ON THE CARD, THEN THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED “FOR” ADOPTION OF THE MERGER AGREEMENT; “FOR” APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE PROPOSAL TO ADOPT THE MERGER AGREEMENT; “FOR” THE ADVISORY VOTE ON THE COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF THE COMPANY IN CONNECTION WITH THE MERGER; AND, IN THE PROXYHOLDERS’ DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

Continued and to be signed on reverse side

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

+

A	Proposals — The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

		For	Against	Abstain			For	Against	Abstain

1.	Adoption of the Agreement and Plan of Merger, dated as of January 27, 2014, by and among TXI, Martin Marietta Materials, Inc. and Project Holdings, Inc.	☐	☐	☐	2.	Approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to approve the proposal to adopt the Agreement and Plan of Merger.	☐	☐	☐

3.	Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to the named executive officers of TXI in connection with the merger.	☐	☐	☐	NOTE: Any other matters that may properly come before the meeting or any adjournment(s) thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

01UJ2B

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice & Proxy Statement and Proxy Card are available at www.[—].com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — TEXAS INDUSTRIES, INC.

Special Meeting of Stockholders – [—], 2014 [TIME]

This Proxy is Solicited by the Board of Directors

Appointment of Proxies: The undersigned hereby appoints Mel G. Brekhus and Thomas R. Ransdell, or any one more of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side all the shares of the common stock of Texas Industries, Inc. held of record by the undersigned on [—], at the special meeting of shareholders to be held on [—], 2014, and any adjournment or postponement thereof.

THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY COMPLETED AND RETURNED BY YOU, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY YOU. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES. IF YOU SIGN, DATE AND RETURN A PROXY/VOTING INSTRUCTION CARD BUT DO NOT CHECK ANY BOXES ON THE CARD, THEN THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED “FOR” ADOPTION OF THE MERGER AGREEMENT; “FOR” APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE THE PROPOSAL TO ADOPT THE MERGER AGREEMENT; “FOR” THE ADVISORY VOTE ON THE COMPENSATION THAT MAY BE PAID OR BECOME PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF THE COMPANY IN CONNECTION WITH THE MERGER; AND, IN THE PROXYHOLDERS’ DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF.

Continued and to be signed on reverse side